UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

Aviall, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12380	65-0433083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 Regent Boulevard DFW Airport, Texas		75261 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 586-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 31, 2006, Aviall, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2005. A copy of this press release is attached as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for the purposes of Section 18 of the Exchange Act, and are not incorporated by reference into any filing of the Company, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press release, dated January 31, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVIALL, INC.

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Senior Vice President and Chief Financial Officer

Date: February 1, 2006

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 31, 2006.